UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 13, 2005
                Date of Report (Date of earliest event reported)

                         COMMERCIAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

    Nebraska                       1-11515                       47-0658852
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


          13220 California Street                                 68154
              Omaha, Nebraska
 (Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code: (402) 554-9200.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 13, 2005, Commercial Federal Corporation ("Commercial Federal"), Bank of the West, a California state banking corporation ("Bank of the West"), and Bear Merger Co., Inc., a Nebraska corporation and a wholly-owned subsidiary of Bank of the West, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the terms of the Merger Agreement, which has been approved by the Boards of Directors of each party, Commercial Federal and Commercial Federal Bank, a Federal Savings Bank, will be acquired by and merged into Bank of the West. Subject to the terms and conditions of the Merger Agreement, each outstanding share of Commercial Federal common stock will be converted into the right to receive $34.00 in cash, and Commercial Federal may also declare and pay a special one-time cash dividend of $0.50 per share immediately prior to completion of the merger. Commercial Federal stock options outstanding upon completion of the merger, whether vested or unvested, will be converted into the right to receive a cash payment, net of withholding, equal to the number of shares of Commercial Federal common stock subject to the applicable option multiplied by the $34.00 purchase price, less the applicable exercise price for such options. In addition, each stock option holder will receive an additional payment to allow the holders to participate in the value of the special one-time cash dividend. Other Commercial Federal equity based awards, whether vested or unvested, will be converted into the right to receive a cash payment, net of withholding, equal to $34.00 per Commercial Federal share, and will participate in the special one-time cash dividend or will receive an additional payment to allow the holders to participate in the value of such dividend.

Commercial Federal and Bank of the West have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants not to engage in certain kinds of conduct or transactions during the period between the execution of the Merger Agreement and the completion of the merger. In addition, Commercial Federal has agreed to cause a shareholder meeting to be held to consider approval of the Merger Agreement, and has further agreed that, subject to certain exceptions, the Commercial Federal Board of Directors will recommend approval of the Merger Agreement by its shareholders. Commercial Federal has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning, or providing confidential information in connection with, alternative business combination transactions.

Completion of the merger is subject to customary conditions, including approval of Commercial Federal's shareholders, receipt of regulatory approvals and the absence of the imposition of any materially burdensome restriction in connection with receipt of such approvals, accuracy of the other party's representations and warranties in the Merger Agreement, compliance of the other party with its covenants under the Merger Agreement, and the absence of any order prohibiting completion of the Merger. The Merger Agreement contains certain termination rights for both Commercial Federal and Bank of the West, and further provides that, upon termination of the Merger Agreement under specified circumstances, Commercial Federal may be required to pay Bank of the West a termination fee of up to $40,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.


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The Merger Agreement contains representations and warranties that Commercial
Federal and Bank of the West made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Commercial Federal and Bank of the West, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between Commercial Federal and Bank of the West rather than establishing matters as facts.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION

In connection with the proposed transaction, Commercial Federal will be filing proxy statements and other materials with the Securities and Exchange Commission. Investors are urged to read the proxy statement and these materials when they are available because they will contain important information.

Commercial Federal and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction matters. Information regarding such individuals is included in Commercial Federal's proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the Securities and Exchange Commission concerning Commercial Federal and these individuals at the Securities and Exchange Commission's website at http://www.sec.gov. These materials and other documents may also be obtained for free from Commercial Federal Corporation by sending an e-mail to investorrelations@commercialfed.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    The following exhibits are filed herewith:


EXHIBIT
NO.       DESCRIPTION OF EXHIBIT

2.1 Agreement and Plan of Merger, dated as of June 13, 2005, by and among Commercial Federal Corporation, Bank of the West, a California state banking corporation, and Bear Merger Co., Inc., a Nebraska corporation and a wholly-owned subsidiary of Bank of the West.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMERCIAL FEDERAL CORPORATION

Dated: June 17, 2005                By:  /S/ DAVID S. FISHER
                                         ---------------------------------------

                                         DAVID S. FISHER
                                         EXECUTIVE VICE PRESIDENT AND CHIEF
                                         FINANCIAL OFFICER


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                                  EXHIBIT INDEX


EXHIBIT
NO.       DESCRIPTION OF EXHIBIT

2.1 Agreement and Plan of Merger, dated as of June 13, 2005, by and among Commercial Federal Corporation, Bank of the West, a California state banking corporation, and Bear Merger Co., Inc., a Nebraska corporation and a wholly-owned subsidiary of Bank of the West.